Exhibit 10.3

FIRST AMENDMENT

TO

NOTE PURCHASE AGREEMENT

dated as of

June 15, 2006

among

DYNTEK, INC.,

DYNTEK SERVICES, INC.

and

THE PURCHASERS NAMED HEREIN

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this “First Amendment”) dated as of June 15, 2006, is among DYNTEK, INC., a Delaware corporation (the “Company”), DYNTEK SERVICES, INC., a Delaware corporation (the “Subsidiary” and, together with the Company, the “Debtors”), and the undersigned purchasers hereto (each individually a “Purchaser” and collectively the “Purchasers”).

R E C I T A L S

A.            WHEREAS, the Company and the Purchasers are parties to that certain Note Purchase Agreement dated as of March 8, 2006 (the “Purchase Agreement”), pursuant to which the Company issued and sold (x) to the Purchasers an initial aggregate principal amount of $6,700,000 of its senior secured promissory notes (the “Senior Notes”) and (y) to Trust A-4 - Lloyd I. Miller (“Trust A-4”) an initial aggregate principal amount of $3,000,000 of a junior secured convertible promissory note (the “Original Junior Note”).

B.            WHEREAS, as a condition to the Purchasers’ obligations to enter into the Purchase Agreement and to extend credit to the Company thereunder, the Debtors executed and delivered certain Security and Pledge Agreements (the “Security Agreements” and, collectively referred to herein with the Purchase Agreement as the “Note Documents”), each dated as of March 8, 2006, by and between the Debtors and the Purchasers (in respect of the Senior Notes) and by and between the Debtors and Trust A-4 (in respect of the Original Junior Note) (the “Junior Security Agreement”), as security for the payment and performance of all obligations of the Debtors to the Purchasers and to guarantee all of the obligations of the Debtors under the Purchase Agreement.

C.            WHEREAS, the Company wishes to issue and sell to Trust A-4 an additional junior secured convertible promissory note in the initial principal amount of $1,000,000 (the “Additional Junior Note”) pursuant to the same terms and conditions as provided for the Original Junior Note in the Purchase Agreement.

D.            WHEREAS, the Company and the Purchasers have agreed that to satisfy the purchase and sale of the Additional Junior Note, Trust A-4 shall deliver to the Company an agreed upon amount by wire transfer of immediately available funds along with the Original Junior Note and the Company (upon receipt of same) shall issue in exchange thereof a new junior secured convertible promissory note in the initial principal amount of $1,000,000.

E.             WHEREAS, the Company and Lloyd I. Miller, III (“Miller”) have agreed that upon a subsequent request of Miller or an affiliate of Miller, the Company shall issue additional junior secured convertible promissory notes up to an aggregate initial principal amount of $3,000,000 pursuant to the same terms and conditions as provided for the Original Junior Note in the Purchase Agreement.

F.             WHEREAS, in order to satisfy the foregoing, both the Debtors and the Purchasers have agreed to amend certain provisions of the Purchase Agreement and the Debtors have also agreed to ratify and affirm all of their respective obligations under the Note Documents.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Purchase Agreement. Unless otherwise indicated, all references to Sections in this First Amendment refer to Sections of the Purchase Agreement.

Section 2.               Amendments to Purchase Agreement.

2.1           Amendments to Introductory Recital

(a)           The definition of “Agreement” is hereby amended in its entirety to read as follows:

“Agreement” means this Note Purchase Agreement, dated as of March 8, 2006, between the Company and the Purchasers, as amended by the First Amendment, and as the same may be amended, modified, supplemented or restated from time to time in accordance herewith.

(b)           The definition of “First Amendment” is hereby inserted to read as follows:

“First Amendment” means the First Amendment to Note Purchase Agreement, dated as of June 15, 2006 by and among the Debtors and the Purchasers.

2.2           Further Amendments to Purchase Agreement

(a)           Section 1.02 is hereby amended in its entirety to read as follows:

“The Company has authorized the issuance and sale to Miller or an affiliate of Miller’s, the Company’s Junior Secured Convertible Promissory Notes, due March 1, 2011 (the “Junior Note Maturity Date”), in the original aggregate principal amount of up to $7,000,000. The Company shall issue to Trust A-4, dated as of March 8, 2006, a Junior Secured Convertible Promissory Note, in the original principal amount of $3,000,000 (the “Original Junior Note”), due on the Junior Note Maturity Date. The Original Junior Note will be substantially in the form set forth in Exhibit F hereto. The Company shall issue to Trust A-4, a subsequent Junior Secured Convertible Promissory Note, dated as of the date of this First Amendment, a Junior Secured Convertible Promissory Note, in the original principal amount of $1,000,000 (the “Additional Junior Note”), due on the Junior Note Maturity Date. The Additional Junior Note will be substantially in the form set forth in Exhibit G hereto. The Original Junior Note and the Additional Junior Note shall each be referred to herein as a “Junior Note” and, collectively with the Senior Notes, referred to as the “Notes,” which term will also include any notes delivered in exchange or replacement therefor. All references to a Junior Note in the Note Documents shall be deemed to be references to both the Original Junior Note and the Additional Junior Note.

(b)           The second sentence of Section 1.03 is hereby amended in its entirety to read as follows:

“The consideration to be paid for the Notes will consist of $10,700,000 cash.”

(c)           The column in Schedule I which states the Principal Amount of Junior Notes to be Purchased is hereby amended to state “$4,000,000” instead of “$3,000,000.”

Section 3.               Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions are satisfied (the “Effective Date”):

(a)           no Event of Defaults nor a breach of any representations and warranties by the Debtors shall have occurred and be continuing as of the Effective Date under the Note Documents (including after giving effect to the terms of this First Amendment);

(b)           the representations and warranties in this First Amendment shall be true and correct in all material respects;

(c)           the parties shall have received this First Amendment duly and validly delivered and executed on behalf of the Debtors and the Purchasers;

(d)           Purchasers will have received an opinion of the Company’s counsel, dated the Effective Date, with respect to legal matters customary for transactions of this type, in a form reasonably acceptable to Purchasers and counsel for Purchasers;

(e)           the Company’s representations and warranties contained herein will be true, complete and correct on and as of the Effective Date, and the President and Chief Financial Officer of the Company will have certified to such effect to Purchasers in writing;

(f)            the Company will have performed and complied in all material respects with all covenants and agreements contained herein required to be performed or complied with by it prior to or at the Effective Date and the President and Chief Financial Officer of the Company will have certified to the Purchasers in writing to such effect and to the further effect that all of the conditions set forth in this Section 3 have been satisfied;

(g)           all corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto will be satisfactory in form and substance to Purchasers and their counsel, and Purchasers and their counsel will have received all such counterpart originals or certified or other copies of such documents as they reasonably may request;

(h)           Purchasers and its counsel will have received copies of the following documents (i) a certificate of the Secretary of State of Delaware dated as of a recent date as to the due incorporation and good standing of the Company, the payment of all excise taxes by the Company and listing all documents of the Company on file with said Secretary, (ii) a certificate of the Secretary of the Company dated the date hereof certifying:  (A) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this First Amendment, the issuance, sale and delivery of the Additional Junior Note, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this First Amendment; and (B) to the incumbency and specimen signature of each officer of the Company executing any of this First Amendment, the Additional Junior Note and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause; and (iii) such additional supporting documents and other information with respect to the operations and affairs of the Company as the Purchasers or their counsel reasonably may request. All such documents will be satisfactory in form and substance to the Purchasers and their counsel; and

(i)            the Company shall have issued and delivered the Additional Junior Note, dated the date hereof in the original principal amount of $1,000,000 to the address and attention as designated by Miller.

Upon satisfaction of the foregoing conditions and receipt of the Additional Junior Note by Miller, Trust A-4 shall deliver to the Company $1,000,000 less the Purchaser’s reasonable estimated expenses to be paid by the Company pursuant to Section 7.01 of the Purchase Agreement.

Section 4.               Further Additional Issuance of Junior Notes. The Company and the Purchasers hereby agree, that upon the request of Miller or an affiliate of Miller, the Company shall issue and sell to Miller or an affiliate of Miller additional junior secured convertible promissory notes up to an aggregate original principal amount of $3,000,000 pursuant to the same terms and conditions as provided for the Junior Note in the Purchase Agreement and the parties shall thereupon further amend the Purchase Agreement to reflect the issuance of said additional junior secured convertible promissory note.

Section 5.               Miscellaneous.

5.1           Confirmation. The provisions of the Note Documents, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

5.2           Ratification and Affirmation; Representations and Warranties. The Debtors each hereby (a) acknowledge the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Note Document to which it is a party and agrees that each Note Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Purchasers that as of the date hereof, after giving effect to the terms of this First Amendment:  (i) all of the representations and warranties contained in each Note Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Event of Default under the Purchase Agreement nor Default under the Security Agreements has occurred and is continuing. Without limiting the generality of the foregoing, each Debtor hereby acknowledges and agrees that the Security Interest (as defined in the Junior Security Agreement) continues to secure the payment and performance of the Obligations (as defined in the Junior Security Agreement), including, without limitation, the Additional Junior Note. The Company further represents and warrants to the Purchasers that from and after the date of the Purchase Agreement until the date of this First Amendment, no changes have been made to the Certificate of Incorporation of the Company nor the Bylaws of the Company.

5.3           Further Assurances. The parties agree to (i) execute and deliver, or cause to be executed and delivered, all such other and further agreements, documents and instruments and (ii) take or cause to be taken all such other and further actions as any Purchaser may reasonably request to effectuate the intent and purposes, and carry out the terms, of this First Amendment.

5.4           Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart hereof.

5.5           ENTIRE AGREEMENT. THIS FIRST AMENDMENT, THE PURCHASE AGREEMENT AND THE OTHER NOTE DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6           GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

DEBTORS:

DYNTEK, INC.

By:	/s/ Casper Zublin, Jr.
Name:	Casper Zublin, Jr.
Title:	Chief Executive Officer

DYNTEK SERVICES, INC.

By:	/s/ Casper Zublin, Jr.
Name:	Casper Zublin, Jr.
Title:	Chief Executive Officer

PURCHASERS:

SACC PARTNERS, L.P

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Managing Partner

LLOYD I. MILLER, III

By:	/s/ Lloyd I. Miller, III
Name:	Lloyd I. Miller, III

TRUST A-4-LLOYD I. MILLER

By:	PNC Bank, National Association,
as Trustee

By:	/s/ Lloyd I. Miller, III
Name:	Lloyd I. Miller, III
Title:	Investment Advisor to Trustee